SIGNATURES

      Each individual whose signature appears below hereby designates and appoints Robert D. Regnier, Mark A. Fortino and John K. Doull, and each of them, any one of whom may act without the joinder of the other, as such person's true and lawful attorney-in-fact and agents (the "Attorneys-in-Fact") with full power of substitution and re-substitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, which amendments may make changes in this Registration Statement as either Attorney-in-Fact deems appropriate, and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file each such amendment with all exhibits thereto, and all documents in connection therewith, the Securities and Exchange Commission, granting unto such Attorneys-in-Fact and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that such Attorneys-in-Fact or either of them, or their substitution or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                      Title                     Date


/s/ Robert D. Regnier               President, Chief Executive   April 5, 2000
Robert D. Regnier                   Officer & Director


/s/ Donald H. Alexander             Director                     April 5, 2000
Donald H. Alexander


/s/ Wayne A. Henry, Jr.             Director                     April 5, 2000
Wayne A. Henry, Jr.


/s/  C. Ted McCarter                Director                     April 4, 2000
C. Ted McCarter


/s/  Thomas A. McDonnell            Director                     April 3, 2000
Thomas A. McDonnell


/s/  Mark A. Fortino                Treasurer and Principal      April 4, 2000
Mark A. Fortino                     Finance and Accounting Officer

                                   SIGNATURES

      Each individual whose signature appears below hereby designates and appoints Robert D. Regnier, Mark A. Fortino and John K. Doull, and each of them, any one of whom may act without the joinder of the other, as such person's true and lawful attorney-in-fact and agents (the "Attorneys-in-Fact") with full power of substitution and re-substitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, which amendments may make changes in this Registration Statement as either Attorney-in-Fact deems appropriate, and registration statements relating to the same offering filed pursuant to Rule 462(b) under the Securities Act of 1933 and requests to accelerate the effectiveness of such registration statements, and to file each such amendment with all exhibits thereto, and all documents in connection therewith, the Securities and Exchange Commission, granting unto such Attorneys-in-Fact and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that such Attorneys-in-Fact or either of them, or their substitution or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                      Title                     Date


/s/  Robert D. Regnier              Administrative Trustee     April 5, 2000
Robert D. Regnier


/s/ Mark A. Fortino                 Administrative Trustee     April 4, 2000
Mark A. Fortino